                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 9, 2005
                                                --------------------------------

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                 001-32168            65-0652634
---------------------------------  --------------  ----------------------------
(State or other jurisdiction of     (Commission          (IRS Employer
         incorporation)             File Number)       Identification No.)

 301 North Cattlemen Road, Suite 300, Sarasota, Florida         34232
--------------------------------------------------------  --------------------
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (941) 364-8886
                                                   -----------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference are the financial statements of Global Signal Inc. for the three-months ended March 31, 2005.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Financial Statements

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GLOBAL SIGNAL INC.
                                 (Registrant)

                                 /s/ William T. Freeman
                                 -----------------------------------------------
                                 William T. Freeman
                                 Executive Vice President,
                                 Chief Financial Officer and Assistant Secretary

Date: May 9, 2005

                                  EXHIBIT INDEX

Exhibit
 Number      Exhibit
--------     -------
  99.1       Financial Statements